MIDAS FUND
MIDAS MAGIC
MIDAS PERPETUAL PORTFOLIO

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

Supplement to the Prospectus Dated April 28, 2015

January 26, 2016
This supplement dated January 26, 2016 and the Prospectus dated April 28, 2015 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information dated April 28, 2015 has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling 1-800-400-MIDAS (6432).
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On January 25, 2016, the Board of Trustees of Midas Series Trust approved and intends to submit for approval by shareholders of Midas Magic ("Magic") and Midas Perpetual Portfolio ("Perpetual"), each a series of Midas Series Trust, proposals to merge Magic and Perpetual into Midas Fund, also a series of Midas Series Trust, pursuant to separate agreements and plans of reorganization (the "Reorganizations"). The Reorganizations provide for each shareholder of Magic and Perpetual to receive shares of Midas Fund equal in value to that shareholder's Magic or Perpetual shares.
Midas Series Trust expects to file a registration statement with the Securities and Exchange Commission in order to register new shares for issuance to current Magic and Perpetual shareholders in the Reorganizations. This registration statement is anticipated to include a proxy statement to obtain the approval of the Reorganizations by Magic and Perpetual shareholders. It is anticipated that shareholders will be asked to vote on the Reorganizations at a joint special meeting to be held in April 2016. If approved by shareholders, it is anticipated that the Reorganizations will be consummated shortly thereafter.
The Board of Trustees of Midas Series Trust believes that the Reorganizations may benefit Magic and Perpetual shareholders by providing them with a fund that can be more competitive relative to its peers and achieve greater economies of scale and a lower expense ratio by spreading fixed costs over a larger asset base.
In light of the foregoing, while Magic and Perpetual are still open to new accounts and  new investments in existing accounts, persons who wish to open new accounts or make additional investments in existing accounts are urged to invest in Midas Fund rather than Magic or Perpetual.
For more information about Midas Series Trust, please review the prospectus located at www.midasfunds.com or call 1-800-400-MIDAS (6432) for a prospectus.  In addition, shareholders of Magic and Perpetual as of the record date for the joint special meeting will receive a combination proxy statement/prospectus which describes the Reorganizations in more detail, as well as provides additional information about Midas Fund.
Please keep this Supplement with your records.